UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2015

XcelMobility Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54333	98-0561888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 East Bayshore Road, Suite 200 Palo Alto, CA 94303	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 632-4210

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2015, XcelMobility, Inc., a Nevada corporation (the “Company”) filed a Certificate of Amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of common stock from 400,000,000 to 800,000,000 (the “Certificate of Amendment”). As disclosed in the Company’s Schedule 14C Information Statement filed with the Securities and Exchange Commission on August 28, 2015, on August 12, 2015, the board of directors of the Company and shareholders holding 51% of the voting power of the outstanding capital stock, took action by written consent for the purpose of approving the Certificate of Amendment.

A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XcelMobility Inc.,
a Nevada Corporation

Dated: September 24, 2015	/s/ Ron Strauss
Ron Strauss
Chairman of the Board of Directors